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                                EXHIBIT (10)(b)


                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors



We consent to the reference to our firm under the captions "Financial Information" and "Accountants and Financial Statements" in the prospectus and to the use of our reports (1) dated March 14, 2001 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company of New York and (2) dated February 2, 2001 with respect to the subaccounts of Separate Account VA-2LNY which are available for investment by contract owners of the Dreyfus/Transamerica Triple Advantage Variable Annuity, included in Post-Effective Amendment No. 14 to the Registration Statement (Form N-4 No. 33-55152) and related Prospectus of Dreyfus/Transamerica Triple Advantage Variable Annuity.


                                               Ernst & Young, LLP


Des Moines, Iowa
April 24, 2001